Lehman Brothers Institutional Liquidity Funds®

Neuberger Berman Treasury Fund – Institutional Class

Supplement to the Prospectus dated July 29, 2008, as supplemented

Participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds

Neuberger Berman Treasury Fund (the “Portfolio”) has elected to extend its participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) offered by the United States Department of the Treasury (“U.S. Treasury”) until the Program expires on September 18, 2009. To participate in the Program extension period (May 1, 2009 to September 18, 2009), the Institutional Class of the Portfolio will pay a fee of 0.015% of its net assets as of September 19, 2008.

Subject to certain conditions and limitations, in the event that the Portfolio’s per share value falls below $0.995 and the Portfolio liquidates its holdings, the Program guarantees shareholders of record at the close of business on September 19, 2008 (“Designated Shareholders”) of the Portfolio $1.00 per share for the lesser of either the number of shares the Designated Shareholder held in the Portfolio at the close of business on September 19, 2008, or the number of shares the Designated Shareholder held in the Portfolio on the date the Portfolio’s per share value fell below $0.995. The Program applies only to Designated Shareholders who maintain an account with the Portfolio from the close of business on September 19, 2008 through the date on which the Portfolio’s per share value falls below $0.995, if this were to occur, or the date on which the Program terminates. Designated Shareholders may purchase and redeem shares in their account during the period covered by the Program. However, the number of shares covered by the guarantee cannot exceed the number of shares a Designated Shareholder held in the Portfolio at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account with the Portfolio increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The Secretary of the U.S. Treasury does not have authority to extend the Program for any additional amount of time. Assets available to the Program to support all participating money market funds is limited to the amount available for payment within the Exchange Stabilization Fund (“ESF”), as determined by the U.S. Treasury in its sole and absolute discretion, and payments under the Program are dependent on the availability of assets in the ESF at the time a request for payment is made. Payments will be made on a first-come-first-served basis. More information about the Program is available at http://www.ustreas.gov. The U.S. Treasury has not in any manner approved, endorsed, sponsored or authorized this prospectus supplement, the prospectus referred to above, or the Portfolio.

The following replaces the Fee Table and the Expense Example for the Portfolio in its Institutional Class prospectus:

Fee Table
Shareholder Fees	None
Annual Operating Expenses
(% of average net assets)*
These are deducted from Portfolio assets, so you pay them indirectly.
Management fees**	0.18
Distribution (12b-1) fees	None
Other expenses***	0.08
Total annual operating expenses	0.26
Minus:
Expense Reimbursement	0.02
Net Expenses****	0.24

EXPENSE EXAMPLE*****

The example assumes that you invested $10,000 for the periods shown, that the Portfolio earned a hypothetical 5% total return each year, and that the Portfolio’s expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$25	$69	$122	$278

* The figures in the table are based on last year’s expenses except as noted in footnote ***.

** “Management fees” includes investment management and administration fees.

*** “Other expenses” has been restated to reflect the Portfolio’s participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Treasury Program”). This expense will not be waived or reimbursed under any expense limitation arrangement with Neuberger Berman Management LLC (“NBM”).

**** NBM has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Portfolio through 3/31/2011, so that the total annual operating expenses of that class are limited to 0.20% of average net assets. This undertaking applies to the Portfolio’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Portfolio has agreed that the Institutional Class will repay NBM for fees and expenses foregone or reimbursed for the class provided that repayment does not cause its annual operating expenses to exceed 0.20% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

***** The Portfolio’s expenses for participation in the Treasury Program, which is scheduled to end on 09/18/2009, are reflected in the Expense Example for only the initial year in each of the periods shown.

The date of this supplement is May 1, 2009.